SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                  12/27/1999

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the
Trust Agreement, dated as of February 1, 1999, providing for the issuance of First Nationwide Trust 1999-1, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1)

Structured Asset Securities Corporation
(Exact name of registrant as specified in its charter)


Delaware               333-68513-02                  74-2440850
(State or Other        (Commission                   (I.R.S. Employer
Jurisdiction           File Number)                  Identification No.)
of Incorporation)


        200 Vesey Street
        New York, New York                               10285
        (Address of Principal                          (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 526-5594


Item 5. Other Events.

On Behalf of Structured Assets Securities Corporation, First Nationwide Trust Series 1999-1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated February 1, 1999 by U.S. Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
March 31, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly distribution to the holders of the Certificates, Due

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                       Date:
                       Amount:

C.      Item 1: Legal Proceedings:                   NONE

D.      Item 2: Changes in Securities:               NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 1999-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Distribution
Date         12/27/1999
                                           Class     Realized Loss
           Beginning                      Accrued    of Principal
Class       Balance       Principal      Interest      Allocated
  1-A1      95344950.59      752511.03      496588.28             0
   AP        1617302.49        2834.10            NA              0
 AX (1)      3936506.04            NA        20964.73             0
  2-A1     238152528.76     1040605.49     1289992.86             0
2-A2 (3)     1478467.28           0.00           0.00             0
  2-A3      21457000.00           0.00      116225.42             0
  2-A4        132100.00           0.00            NA              0
2-A5 (3)    21336535.77           0.00           0.00             0
  2-A6     115652677.96      457836.83      626452.01             0
  2-A7     116000600.00           0.00      628336.58             0
  2-A8     162159458.00      622754.43      878363.73             0
  1-B1        706478.44        2595.15        3679.58             0
  2-B1      13031622.17       11858.02       70587.95             0
  1-B2        353723.76        1299.35        1842.31             0
  2-B2       6516803.30        5929.91       35299.35             0
  1-B3        252936.73         929.13        1317.38             0
  2-B3       2896246.77        2635.42       15688.00             0
  1-B4        201574.09         740.45        1049.87             0
  2-B4       2896246.77        2635.42       15688.00             0
  1-B5        151180.56         555.34         787.40             0
  2-B5       1085472.42         987.72        5879.64             0
  1-B6        202891.39         745.29        1056.73             0
  2-B6       1810646.78        1647.58        9807.67             0
   R             100.00           0.00           0.88             0

TOTAL:     803437544.03     2909100.66     4219608.37             0

        Net Prepmt     Current        Outstanding
        Interest       Interest       Interest       Remaining
Class   Shortfall Amt  Shortfall (2)  Shortfall      Balance
1-A1                  0              0              0   94592439.56
AP                    0              0              0    1614468.39
AX (1)                0              0              0    3926422.14
2-A1                  0              0              0  237111923.27
2-A2 (3)              0              0              0    1486475.64
2-A3                  0              0              0   21457000.00
2-A4                  0              0              0     132100.00
2-A5 (3)              0              0              0   21452108.67
2-A6                  0              0              0  115194841.13
2-A7                  0              0              0  116000600.00
2-A8                  0              0              0  161536703.57
1-B1                  0              0              0     703883.29
2-B1                  0              0              0   13019764.15
1-B2                  0              0              0     352424.41
2-B2                  0              0              0    6510873.39
1-B3                  0              0              0     252007.60
2-B3                  0              0              0    2893611.35
1-B4                  0              0              0     200833.64
2-B4                  0              0              0    2893611.35
1-B5                  0              0              0     150625.22
2-B5                  0              0              0    1084484.70
1-B6                  0              0              0     202146.10
2-B6                  0              0              0    1808999.20
R                     0              0              0        100.00

TOTAL:                0              0              0  800652024.63

(1) Class AX is an Interest-only Class and the Balances reflected for these Certificates are Notional Balances
(2) Negative reflects repayment of Interest Shortfalls in prior periods
(3) Classes 2-A2 and 2-A5 are Accrual Certificates

                       Accrual
        Class          Amount
          2-A2                8,008.36
          2-A5              115,572.90

AMOUNTS PER $1,000 UNIT

           Beginning     Principal    Interest
Class       Balance     Distribution   Distribution
  1-A1       933.619429       7.368601       4.862601
  AP         975.554216       1.709524            NA
  AX         922.342916            NA        4.912140
  2-A1       952.610115       4.162422       5.159971
  2-A2       616.028033       0.000000       0.000000
  2-A3      1000.000000       0.000000       5.416667
  2-A4      1000.000000       0.000000       0.000000
  2-A5      1049.819709       0.000000       0.000000
  2-A6       963.772316       3.815307       5.220433
  2-A7      1000.000000       0.000000       5.416667
  2-A8       956.953801       3.675069       5.183500
  1-B1       969.106228       3.559877       5.047435
  2-B1       992.205129       0.902849       5.374444
  1-B2       969.106192       3.559863       5.047425
  2-B2       992.205131       0.902849       5.374444
  1-B3       969.106245       3.559885       5.047433
  2-B3       992.205128       0.902850       5.374443
  1-B4       969.106202       3.559856       5.047452
  2-B4       992.205128       0.902850       5.374443
  1-B5       969.106154       3.559872       5.047436
  2-B5       992.205137       0.902852       5.374442
  1-B6       969.106497       3.559862       5.047449
  2-B6       992.205138       0.902847       5.374444
  R         1000.000000       0.000000       8.800000

AMOUNTS PER $1,000 UNIT

        Realized Loss                 Current Period
        of Principal   Remaining      Pass-Through
Class   Allocated      Balance        Rate
  1-A1          0.00000      926.25083         6.250%
  AP            0.00000      973.84469            NA
  AX            0.00000      919.98021         6.391%
  2-A1          0.00000      948.44769         6.500%
  2-A2          0.00000      619.36485         6.500%
  2-A3          0.00000     1000.00000         6.500%
  2-A4          0.00000     1000.00000            NA
  2-A5          0.00000     1055.50623         6.500%
  2-A6          0.00000      959.95701         6.500%
  2-A7          0.00000     1000.00000         6.500%
  2-A8          0.00000      953.27873         6.500%
  1-B1          0.00000      965.54635         6.250%
  2-B1          0.00000      991.30228         6.500%
  1-B2          0.00000      965.54633         6.250%
  2-B2          0.00000      991.30228         6.500%
  1-B3          0.00000      965.54636         6.250%
  2-B3          0.00000      991.30228         6.500%
  1-B4          0.00000      965.54635         6.250%
  2-B4          0.00000      991.30228         6.500%
  1-B5          0.00000      965.54628         6.250%
  2-B5          0.00000      991.30229         6.500%
  1-B6          0.00000      965.54663         6.250%
  2-B6          0.00000      991.30229         6.500%
  R             0.00000     1000.00000         6.500%


Reports to Certificateholders
Trust Agreement Dated February 1, 1999
(Pursuant to Section 4.03)


                                      Group 1        Group 2           Total
i) Beg Aggregate Scheduled Prin Bal       97377523.13  706060020.88 803437544.01
Scheduled Principal                         357714.26     642581.31   1000295.57
Curtailment and Paid in Full                115839.94     192361.87    308201.81
Paid in Full                                286444.94    1190577.08   1477022.02
Liquidation Proceeds                             0.00          0.00         0.00
Insurance Proceeds                               0.00          0.00         0.00
Realized Loss                                    0.00          0.00         0.00
End Aggregate Scheduled Prin Bal          96617523.99  704034500.62 800652024.61

ii) Aggregate Advances                Group 1        Group 2           Total
Principal Advances                          127031.41     210708.28    337739.69
Interest Advances                           197295.29    1340948.99   1538244.28

iii) Realized Losses
Realized Losses                       Group 1        Group 2           Total
        Current                                  0.00          0.00         0.00
        Since Cutoff                             0.00          0.00         0.00

Special Hazard Loss Amount
        Current                                  0.00          0.00         0.00
        Since Cutoff                             0.00          0.00         0.00

Fraud Loss Amount
        Current                                  0.00          0.00         0.00
        Since Cutoff                             0.00          0.00         0.00

Bankruptcy Loss Amount
        Current                                  0.00          0.00         0.00
        Since Cutoff                             0.00          0.00         0.00

                                      Group 1        Group 2           Total
iv) Servicing Fee                            20286.98     147095.84    167382.82


v) Mortgage Loans Outstanding and Delinquency Information
Outstanding Loans      Group 1        Group 2            Total
        Count                                                       2,436
        Balance            96617523.99   704034500.62  800652024.61

31-60 Days Delinquent
        Count                        0              1             1
        Balance                   0.00     170,883.67    170,883.67

61-90 Days Delinquent
        Count                        0              0             0
        Balance                   0.00           0.00          0.00

91 Days or More Delinquent
        Count                        0              0             0
        Balance                   0.00           0.00          0.00


vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
31-60 Days Delinquent  Group 1        Group 2            Total
        Count                        0              0             0
        Balance                   0.00           0.00          0.00

61-90 Days Delinquent
        Count                       0              0             0
        Balance                  0.00           0.00          0.00

91 Days or More Delinquent
        Count                        0              0             0
        Balance                   0.00           0.00          0.00

vii) Mortgage Loans becoming REO Property during the preceding calendar month

                                                         Deemed
                            Loan         Principal     Principal
             Group         Number         Balance       Balance
               0              0              0            0.00

viii) Deleted and Qualifying Sustitute Mortgage Loans
                                           Loan        Principal
                            Group         Number        Balance
                                     0              0          0.00

                       Group 1        Group 2        Total
ix) Unpd Prin                     0.00           0.00          0.00
    Unpd Int                      0.00           0.00          0.00

                                      Loan           Principal
                       Group          Number         Balance
x) Purchased                         0              0          0.00
Mortgage Loans

xi) Class 2-A3 Guaranteed Distributions paid                  0.00


xii) Class 2-A3 Certificate Insurance Premium               715.00



                                      SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                      STRUCTURED ASSET SECURITIES

                       By: /s/ Eve Kaplan
                       Name:          Eve Kaplan
                       Title:         Vice President


        Dated:               31-Dec-99